                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                   FORM 8-K/A

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported)    December 20, 1995
                                                             -----------------

                        SOUTHERN MINERAL CORPORATION
------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                   Nevada
                ---------------------------------------------
                 (State or other jurisdiction of incorporation)


             0-8043                                36-2068676
  ------------------------------         ------------------------------
    (Commission File Number)            (IRS Employer Identification No.)


 500 Dallas, Suite 2800, Houston, Texas                  77002-4708
------------------------------------------------------------------------------
 (Address of principal executive offices)               (Zip Code)


   Registrant's telephone number, including area code       (713) 658-9444
                                                     --- ---------------------

                                      N/A
                ---------------------------------------------
        (Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)     Financial Statements of Businesses Acquired.


         (b)     Pro Forma Financial Information.


         (c)     Exhibits.

                 2.1 Purchase and Sale Agreement, dated as of October 31, 1995, by and among Stone & Webster, Incorporated, Stone & Webster Oil Company, Inc. and Southern Mineral Corporation (incorporated by reference to Exhibit 2.1 to Form 8-K of Registrant dated October 31, 1995).

                 2.2 Escrow Agreement, dated as of October 31, 1995, by and among Southern Mineral Corporation, Stone & Webster, Incorporated, Stone & Webster Oil Company, Inc. and Texas Commerce Bank National Association (incorporated by reference to Exhibit 2.2 to Form 8-K of Registrant dated October 31, 1995).

                 10.1 Credit Agreement, dated December 20, 1995, between Southern Mineral Corporation, SMC Production Co., San Salvador Development Company, Inc., Venture Resources, Inc., Venture Pipeline Company, VenGas Pipeline Company, Spruce Hills Production Company, Inc., and Compass Bank-Houston for Reducing Revolving Line of Credit of up to $25,000,000 (incorporated by reference to Exhibit 10.1 to Form 8-K of Registrant dated December 20, 1996).

                 10.2 Promissory Note, dated December 20, 1995, in the original principal amount of $25,000,000, made by Southern Mineral Corporation, SMC Production Co., San Salvador Development Company, Inc., Venture Resources, Inc., Venture Pipeline Company, VenGas Pipeline Company, and Spruce Hills Production Company, Inc. in favor of Compass Bank-Houston (incorporated by reference to Exhibit 10.2 to Form 8-K of Registrant dated December 20, 1996).

                 10.3 Credit Agreement, dated December 20, 1995, between Southern Mineral Corporation, SMC Production Co., San Salvador Development Company, Inc., Venture Resources, Inc., Venture Pipeline Company, VenGas Pipeline Company, Spruce Hills Production Company, Inc., and Compass Bank-Houston for Term Loan of $3,500,000 (incorporated by reference to Exhibit 10.3 to Form 8-K of Registrant dated December 20, 1996).

                 10.4 Promissory Note, dated December 20, 1995, in the original principal amount of $3,500,000, made by Southern Mineral Corporation, SMC Production Co., San Salvador Development Company, Inc., Venture Resources, Inc., Venture Pipeline Company, VenGas Pipeline Company, and Spruce Hills Production Company, Inc. in favor of Compass Bank-Houston (incorporated by reference to Exhibit 10.4 to Form 8-K of Registrant dated December 20, 1996).

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


Board of Directors
Southern Mineral Corporation


         We have audited the accompanying combined statement of revenue and direct operating expenses of Stone & Webster's Oil and Gas Operations (Stone & Webster) (see Note A), as of December 31, 1994 and 1993. These financial statements are the responsibility of Stone & Webster's management. Our responsibility is to express an opinion on the financial statements based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide reasonable basis for our opinion.

         The accompanying financial statements prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the registration statement on Form 8-K of Southern Mineral Corporation) as described in note A to the financial statements and are not intended to be a complete presentation of the Stone & Webster revenues and expenses.

         In our opinion, the financial statements referred to above present fairly, in all material respects, the combined revenue and direct operating expenses of Stone & Webster's Oil and Gas Operations, described in note A, as of December 31, 1994 and 1993, in conformity with generally accepted accounting principles.

                                           /s/ GRANT THORNTON LLP

Houston, Texas
January 15, 1996

                   STONE & WEBSTER OIL AND GAS OPERATIONS

        COMBINED STATEMENTS OF REVENUE AND DIRECT OPERATING EXPENSES


                                                                                      Nine months ended
                                                Year ended December 31,                  September 30,
                                            ------------------------------      ------------------------------
                                                 1994              1993              1995              1994
                                            ------------      ------------      ------------      ------------
                                                                                          (unaudited)
Revenue
  Oil and gas sales                         $  6,906,579      $  7,078,932      $  4,539,939      $  5,348,652
Pipeline operations
  Gas sales                                      941,046         1,414,705           451,488           793,009
  Transportation                                 623,923           800,179           286,096           500,169
                                            ------------      ------------      ------------      ------------
                                               8,471,548         9,293,816         5,277,523         6,641,830

Direct operating expenses
  Oil and Gas Production
    Lease operations                           1,394,800         1,328,475         1,139,405           989,938
    Production taxes                             270,534           303,921           150,727           218,131
  Pipeline operations
    Gas purchases                                866,388         1,289,535           421,867           793,349
    Operating expenses                           188,448           255,299            38,048            76,810
                                            ------------      ------------      ------------      ------------
                                               2,720,170         3,177,230         1,750,047         2,078,228
                                            ------------      ------------      ------------      ------------

    Excess of revenue over direct
    operating expenses                      $  5,751,378      $  6,116,586      $  3,527,476      $  4,563,602
                                            ============      ============      ============      ============





The accompanying notes are an integral part of these statements.

                     STONE & WEBSTER OIL AND GAS OPERATIONS
                        NOTES TO COMBINED STATEMENTS OF
                     REVENUE AND DIRECT OPERATING EXPENSES
                           December 31, 1994 and 1993



NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   1.   BASIS OF PRESENTATION AND GENERAL INFORMATION

   The accompanying combined statements of revenue and direct operating expenses present the ownership interest of Southern Mineral Corporation (Company) in the revenue and direct operating expenses of certain oil and gas property interests (Properties) and pipeline interests acquired from Stone & Webster, Inc. The Company's acquisition included the stock of Spruce Hills Production Co., Inc., San Salvador Development Company and Venture Resources, Inc., and certain assets and liabilities of Stone & Webster Oil Company, Inc. (collectively Stone & Webster Oil and Gas Operations) on December 20, 1995. The combined statements include the revenue and direct operating expenses of Stone & Webster Oil and Gas Operations for the years ended December 31, 1994 and 1993 and the nine months ended September 30, 1995 and 1994 (unaudited).

   The accompanying combined statements do not reflect provisions for depletion, depreciation and amortization, if any, which may have been recorded in the financial records of the previous interest owner. The combined statements also do not reflect certain additional expenses that may have been incurred in connection with the ownership of the Properties such as indebtedness and general and administrative expenses incurred individually by the prior interest owners as such costs are not comparable to those which will result from the future operation of the properties.

   The interim financial statements for the nine months ended September 30, 1995 and 1994 are unaudited. However, in the opinion of management, these interim financial statements include all necessary adjustments to fairly present the results of the interim periods and all such adjustments are of a normal recurring nature. The interim financial statements should be read in conjunction with the audited financial statements for the years ended December 31, 1994 and 1993.

    2.   UNAUDITED COMBINED STATEMENTS OF EARNINGS

   As discussed above, the accompanying combined statements of revenue and direct operating expenses do not include certain historical expense items which are not necessarily indicative or comparable to future operations due to either a change in the cost basis of the properties or in operational factors relating to the new ownership. Additionally, these statements do not include revenues and related expenses of natural gas marketing transactions, which ceased after 1993. Complete, unaudited combined historical statements of earnings are as follows:

                     STONE & WEBSTER OIL AND GAS OPERATIONS
                        NOTES TO COMBINED STATEMENTS OF
               REVENUE AND DIRECT OPERATING EXPENSES - CONTINUED
                           December 31, 1994 and 1993


NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

                     Stone & Webster Oil and Gas Operations

                        COMBINED STATEMENTS OF EARNINGS


                                                             Year end                           Nine months ended
                                                           December 31,                           September 30,
                                               -------------------------------------    ----------------------------------
                                                      1994                1993                1995               1994
                                               ----------------    -----------------    ---------------    ---------------
                                                                                 (Unaudited)
Revenue
  Oil and gas sales                            $      6,906,579    $       7,078,932    $     4,539,939    $     5,348,652
  Pipeline operations
    Gas sales                                           941,046            1,414,705            451,488            793,009
    Transportation                                      623,923              800,179            286,096            500,169
  Gas marketing                                         125,272            1,551,590             27,409            108,198
  Interest income                                       234,105               76,816             89,981            193,048
  Other                                                  30,109               52,807              7,111              1,031
                                               ----------------    -----------------    ---------------    ---------------
                                                      8,861,034           10,975,029          5,402,024          6,944,107
                                               ----------------    -----------------    ---------------    ---------------

Expenses
  General and administrative expenses                 2,078,944            1,844,228          1,353,527          1,428,261
  Production                                          1,665,334            1,632,396          1,290,132          1,208,069
  Depreciation, depletion and amortization            2,737,198            1,907,346          1,409,800          1,443,760
  Exploration                                           603,197              267,958            126,662            523,725
  Other                                                  62,651                -                  9,908                354
  Pipeline operations
    Gas purchases                                       866,388            1,289,535            421,867            793,349
    Operating expenses                                  188,448              255,299             38,048             76,810
  Gas marketing purchases                                99,082            1,548,318             29,702             82,137
                                               ----------------    -----------------    ---------------    ---------------
                                                      8,301,242            8,745,080          4,679,646          5,556,465
                                               ----------------    -----------------    ---------------    ---------------
      Earnings before income taxes                      559,792            2,229,949            722,378          1,387,642

Provision for income taxes
  Current                                               316,907              162,365             31,073             85,032
  Deferred                                              (53,350)            (569,777)            37,491              3,653
  Foreign                                               138,419              336,801            166,188            159,272
                                               ----------------    -----------------    ---------------    ---------------
                                                        401,976              (70,611)           234,752            247,957
                                               ----------------    -----------------    ---------------    ---------------
      NET EARNINGS                             $        157,816    $       2,300,560    $       487,626    $     1,139,685
                                               ================    =================    ===============    ===============

                     STONE & WEBSTER OIL AND GAS OPERATIONS
                        NOTES TO COMBINED STATEMENTS OF
               REVENUE AND DIRECT OPERATING EXPENSES - CONTINUED
                           December 31, 1994 and 1993



NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

   The entities that compose Stone & Webster Oil and Gas Operations were components of a consolidated return. Tax expense was allocated to the individual entities as if they were filing separate returns. Combined tax expense differs from the amount calculated by applying the statutory depletion, the non-recognition of deferred tax assets by entities with net operating loss and, in 1993, due to the initial adoption of Statement of Financial Accounting Standards No. 109, for which the Company does not have sufficient records to separate the cumulative effect of this adoption from the current period tax provision.


NOTE B - DISCLOSURE ABOUT OIL AND GAS PRODUCING ACTIVITIES (UNAUDITED)

   The Properties' oil and gas activities are conducted in the United States and Canada. A summary of the Properties' changes in quantities of proved oil and gas reserves (all reserves are proved reserves) for the years ended December 31, 1993 and December 31, 1994 follows:

                                                                       United        United
                                        Total          Total           States        States        Canada      Canada
                                      Oil (Bbl)       Gas (Mcf)       Oil (Bbl)     Gas (Mcf)     Oil (Bbl)   Gas (Mcf)
                                      ---------      ----------       ---------    ----------    ----------   ---------
Total proved reserves -
    developed and undeveloped:
  Balance, January 1, 1993            1,569,874      30,507,573        438,798     23,771,857     1,131,076   6,735,716
     Production                        (149,628)     (2,163,687)       (32,772)    (1,787,732)     (116,856)   (375,955)
     Extensions, discoveries
         and other additions             66,795           -              -              -            66,795       -
                                      ---------      ----------        -------     ----------    ----------   ---------

  Balance, December 31, 1993          1,487,041      28,343,886        406,026     21,984,125     1,081,015   6,359,761
     Production                        (153,739)     (2,261,909)       (31,807)    (1,808,298)     (121,932)   (453,611)
     Extensions, discoveries
         and other additions             26,847         556,900            117          2,000        26,730     554,900
                                      ---------      ----------        -------     ----------    ----------   ---------

  Balance, December 31, 1994          1,360,149      26,638,877        374,336     20,177,827       985,813   6,461,050
                                      =========      ==========        =======     ==========    ==========   =========

Proved developed reserves:
  January 1, 1993                     1,569,874      30,507,573        438,798     23,771,857     1,131,076   6,735,716
                                      =========      ==========        =======     ==========     =========   =========

  December 31, 1993                   1,487,041      28,343,886        406,026     21,984,125     1,081,015   6,359,761
                                      =========      ==========        =======     ==========     =========   =========

  December 31, 1994                   1,360,149      26,638,877        374,336     20,177,827       995,813   6,461,050
                                      =========      ==========        =======     ==========    ==========   =========

                     STONE & WEBSTER OIL AND GAS OPERATIONS
                        NOTES TO COMBINED STATEMENTS OF
               REVENUE AND DIRECT OPERATING EXPENSES - CONTINUED
                           December 31, 1994 and 1993



NOTE B - DISCLOSURE ABOUT OIL AND GAS PRODUCING ACTIVITIES (UNAUDITED) -
           CONTINUED

   The standardized measure of discounted future net cash flows relating to proved oil and gas reserves at December 31, 1994 and 1993 follows:

                                                             1994                                      1993
                                            ---------------------------------------   ---------------------------------------
                                             United                                        United
                                             States          Canada         Total          States       Canada        Total
                                            --------         ------         -----         --------      ------        -----
  Future cash flows                         45,860,823     26,143,342     72,004,165    50,247,399    27,980,446    78,227,845
  Future production and
     development costs                       9,630,541     11,738,976     21,369,517    10,750,121    13,539,503    24,289,624
  Income taxes                               9,166,190      3,213,098     12,379,288    10,132,537     3,312,467    13,445,004
                                            ----------     ----------     ----------    ----------    ----------    ----------
          Future net cash flows             27,064,092     11,191,268     38,255,360    29,364,741    11,128,476    40,493,217

  10% annual discount for
   estimated timing of cash flows          (13,228,369)    (3,288,290)   (16,516,659)  (14,606,886)   (3,529,721)  (18,136,607)
                                            ----------     ----------     ----------    ----------    ----------    ----------
          Standardized measure of
            discounted future net
            cash flows                      13,835,723      7,902,978     21,738,701    14,757,855     7,598,755    22,356,610
                                            ==========     ==========     ==========    ==========    ==========    ==========


   The changes in the standardized measure of discounted future net cash flows relating to proved oil and gas reserves for the years ended December 31, 1994 and 1993:


                                                             1994                                      1993
                                            ---------------------------------------   ---------------------------------------
                                               United                                      United
                                               States        Canada         Total          States       Canada        Total
                                              --------       ------         -----         --------      ------        -----

  Sales of oil and gas produced,
     net of production costs                 (3,337,196)   (1,904,049)    (5,241,245)   (3,475,481)   (1,971,055)   (5,446,536)
  Discoveries                                                 350,545        350,545                     386,982       386,982
  Accretion of discount & other               2,415,064     1,857,727      4,272,791     3,515,650     1,496,876     5,012,526
                                             ----------    ----------     ----------    ----------    ----------    ----------
       Net increase (decrease)                 (922,132)      304,223       (617,909)       40,169       (87,197)      (47,028)

  Beginning of period                        14,757,855     7,598,755     22,356,610    14,717,686     7,685,952    22,403,638

  End of period                              13,835,723     7,902,978     21,738,701    14,757,855     7,598,755    22,356,610
                                             ==========    ==========     ==========    ==========    ==========    ==========

                        SOUTHERN MINERAL CORPORATION
                      PRO FORMA CONDENSED CONSOLIDATED
                                BALANCE SHEET
                          As Of September 30, 1995

                                      Southern    Stone &       San       Spruce    Venture    Pro Forma     Pro Forma
                                      Mineral   Webster Oil   Salvador     Hills   Resources    Adjustments  Consolidated
                                    Corporation   Company   Development Production    Inc       Amount
                                                    Inc          Co         Co
                                                         (000's OMITTED)
ASSETS
Current assets
  Cash and cash equivalents                 548         371         213        557      569        -1473 9             785
  Marketable securities                   1,249           0                                        -1249 2               0
                                                                                                                         0
  Receivables                               278         309          10        257       91                            945
                                                                                                                         0
  Other                                      45         817                              81         -847 9              96
                                    ----------- ----------- ----------- ---------- ---------   ----------    -------------
  Total Current Assets                    2,120       1,497         223        814      741       (3,569)            1,826

Investment in Subs                                        0                                                              0
Property and Equipment, net               3,396       5,178          73      6,709      147         4096   1        19,599
                                                                                                                         0
Other assets                                  0          15          75          0                                      90
                                    ----------- ----------- ----------- ---------- ---------   ----------    -------------
                                          5,516       6,690         371      7,523      888          527            21,515
                                    =========== =========== =========== ========== =========   ==========    =============


LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
  Accounts Payable                          217         180          36        309      188         -535 9             395
  Accrued Taxes                                         136          61         51      (49)        -199 9               0
Deferred Income Taxes                                                29         43       28         -100 9             606
                                                                                                     606   1

Notes Payable                                        22,915                                       -22915   2        15,215
                                                                                                   15215   2

Stockholders' Equity                                                                                                     0
  Common Stock                               64         350         100        100        1         -551   3            64

  Additional Paid in Capital              3,038       1,724          60          0        0        -1784   3         3,038

  Retained Earnings                       2,250     (18,615)         85      7,020      720        10790   3         2,250
                                    ----------- ----------- ----------- ---------- ---------   ----------    -------------
                                          5,352     (16,541)        245      7,120      721        8,455             5,352

Treasury Stock                              (53)                                                                       -53
                                    ----------- ----------- ----------- ---------- ---------   ----------    -------------
Total Stockholders' Equity                5,299     (16,541)        245      7,120      721        8,455             5,299
                                    ----------- ----------- ----------- ---------- ---------   ----------    -------------
                                          5,516       6,690         371      7,523      888          527            21,515
                                    =========== =========== =========== ========== =========   ==========    =============

                        SOUTHERN MINERAL CORPORATION
                      PRO FORMA CONDENSED CONSOLIDATED
                           STATEMENT OF OPERATIONS
                For the Nine Months Ended September 30, 1995
                                 (Unaudited)

                                 Southern      Stone &       San         Spruce       Venture        PRO FORMA      Pro Forma
                                 Mineral       Webster Oil   Salvador    Hills        Resources      ADJUSTMENTS    Consolidated
                                 Corporation   Company       Development Production   Inc                     NOTE
                                               Inc           Co          Co                          AMOUNT   REF
                                        (000's OMITTED)
Revenues
  Oil and Gas                            1,611         1,862         439        2,236        765                           6913

  Interest                                  67            39           6           17         28                            157

  Other                                    101           811           0          (10)         0         -800 4             102
                                 ------------- ------------- ----------- ------------ -----------    ---------      ------------
                                         1,779         2,712         445        2,243        793         -800             7,172
                                 ------------- ------------- ----------- ------------ -----------    ---------      ------------

Expenses
  Production                               466           633          83          575        490                           2247

  Exploration                              198            58           0           27          0                            283

  Depletion and Depreciation               458           682          53          693         23          -18     7     2228.92
                                                                                                          338     8
  Valuation Reduction                        0             0           0            0          0                              0

  General and Administrative               675           581          99          410        263                           2028
  Interest Expense                                                                                      1,022 5            1022
  Other                                      0             0           0            0          0                              0
                                 ------------- ------------- ----------- ------------ -----------    ---------      ------------
                                         1,797         1,954         235        1,705        776        1,342             7,809
                                 ------------- ------------- ----------- ------------ -----------    ---------      ------------

Net income (loss) before
   income taxes                            (18)          758         210          538         17       (2,142)          -636.92
                                 ------------- ------------- ----------- ------------ -----------    ---------      ------------

Income tax                                   0             1          62          184        (13)        (234)    6           0
                                 ------------- ------------- ----------- ------------ -----------    ---------      ------------
net income (loss)                          (18)          757         148          354         30       (1,908)             (637)
                                 ============= ============= =========== ============ ===========    =========      ============

net loss per share                           0                                                                           ($0.12)
                                 =============                                                                      ============
average common and common
 equivalent shares outstanding           5,507                                                                            5,507
                                 =============                                                                      ============

                          SOUTHERN MINERAL CORPORATION
                        PRO FORMA CONDENSED CONSOLIDATED
                            STATEMENT OF OPERATIONS
                 For the Twelve Months Ended December 31, 1994
                                  (Unaudited)

                                   Southern        Stone &      San           Spruce      Venture    PRO FORMA        Pro Forma
                                   Mineral         Webster Oil  Salvador      Hills       Resources  ADJUSTMENTS      Consolidated
                                   Corporation     Company      Development   Production  Inc                   NOTE
                                                   Inc          Co            Co                     AMOUNT      REF
                                        (000's OMITTED)
Revenues
  Oil and Gas                          1,747         3,340         682          2,791       1,690                         10,250

  Interest                                56           154          18             21          42                            291

  Other                                   86           329          93              1           0          -300 4            209
                                   -----------     -----------  -----------   ----------  ---------  -----------      ------------
                                       1,889         3,823         793          2,813       1,732          -300           10,750
                                   -----------     -----------  -----------   ----------  ---------  -----------      ------------

Expenses
  Production                             548           966         105            595       1,154                          3,368

  Exploration                          1,566           292           1            292           0                          2,151

  Depletion and Depreciation             704         1,677          68            852         173         -1217     8      2,708
                                                                                                            451     7
  Valuation Reduction                  1,724            63           0              0           0                          1,787

  General and Administrative             903           810         101            488         664                          2,966
  Interest Expense                                                                                        1,369 5          1,369
  Other                                  135             0           0              0           0                            135
                                   -----------     -----------  -----------   ----------  ---------  -----------      ------------
                                       5,580         3,808         275          2,227       1,991           603           14,484
                                   -----------     -----------  -----------   ----------  ---------  -----------      ------------

Net income (loss) before              (3,691)           15         518            586        (259)         -903           (3,734)
   income taxes
                                   -----------     -----------  -----------   ----------  ---------  -----------      ------------

Income tax                              (558)            4         148            179          70          -401 6           (558)
                                   -----------     -----------  -----------   ----------  ---------  -----------      ------------
Net income (loss)                     (3,133)           11         370            407        (329)         (502)          (3,176)
                                   -----------     -----------  -----------   ----------  ---------  -----------      ------------

net loss per share                    ($0.78)                                                                             ($0.79)
                                   -----------                                                                        ------------
average common and common
 equivalent shares outstanding     4,024,421                                                                           4,024,421
                                   -----------                                                                        ------------

                          SOUTHERN MINERAL CORPORATION

         NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                  FOR THE BALANCE SHEET AS SEPTEMBER 30, 1995,
 FOR THE STATEMENT OF OPERATIONS FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1994
  AND FOR THE STATEMENT OF OPERATIONS FOR THE NINE MONTHS ENDED SEPTEMBER 30,
                                     1995
                                  (UNAUDITED)

 1. REFLECTS THE STEP-UP IN BASIS OF THE PURCHASE OF STONE & WEBSTER OIL COMPANY, SPRUCE HILLS PRODUCTION COMPANY, SAN SALVADOR COMPANY, AND VENTURE RESOURCES INC (NET).

 2.  TO REFLECT THE ACQUSITION COSTS OF STONE & WEBSTER OIL CO AND ITS
     AFFILIATES

 3. TO ELIMINATE STONE & WEBSTER OIL COMPANY, SPRUCE HILLS PRODUCTION COMPANY, SAN SALVADOR DEVELOPMENT COMPANY, AND VENTURE RESOURCES, INC EQUITY.

 4.  TO ELIMINATE DIVIDEND INCOME FROM SUBSIDIARY.

 5.  TO REFLECT INTEREST EXPENSE ON NOTE FOR STONE & WEBSTER ACQUISTION.

 6.  TO REFLECT TAX BENEFIT ADJUSTMENTS.

 7. TO ELIMINATE AMORTIZATION OF GOODWILL OF PURCHASED ENTITIES

 8. TO RECORD ADDITIONAL DD&A RELATED TO OIL & GAS PROPERTIES STEP-UP IN BASIS

 9. TO ELIMINATE ASSETS AND LIABILITIES NOT TRANSFERRED IN THE ACQUISITION

10. NO ADJUSTMENTS HAVE BEEN MADE TO REFLECT FUTURE EXPECTED REDUCTIONS OF GENERAL AND ADMINISTRATIVE EXPENSES.

                     STONE & WEBSTER OIL AND GAS OPERATIONS
                        NOTES TO COMBINED STATEMENTS OF
               REVENUE AND DIRECT OPERATING EXPENSES - CONTINUED
                           December 31, 1994 and 1993



NOTE B - DISCLOSURE ABOUT OIL AND GAS PRODUCING ACTIVITIES (UNAUDITED) -
           CONTINUED

   The estimate of proved reserves and related valuations were determined based primarily upon the reserve report prepared by independent petroleum engineers in accordance with the provisions of Statement of Financial Accounting Standards No. 69 (SFAS 69) "Disclosures about Oil and Gas Producing Activities." The reserve report was prepared at December 31, 1995. Reserves for 1994 and 1993 were computed using these amounts, adjusted for production and discoveries; accordingly, no revisions of prior estimates are indicated. Stone & Webster Oil and Gas Operations had not prepared reserve reports for 1994 or 1993.

   The estimates of proved reserves are inherently imprecise and are continually subject to revision based on production history, results of additional exploration and development, price changes and other factors.

   The standardized measure of discounted future net cash flows related to proved oil and gas reserves and the changes in standardized measure of discounted future net cash flows relating to proved oil and gas reserves were prepared in accordance with the provisions of SFAS 69. Future cash inflows were computed by applying year-end 1995 prices to estimated future production, computed as discussed above. Future production and development costs are computed by estimating the expenditures to be incurred in developing and producing the proved oil and gas reserves at year-end, based on 1995 year-end costs and assuming continuation of existing economic conditions. Accordingly, no changes in prices and production/development costs are indicated. Future net cash flows are discounted at a rate of 10% annually to derive the standardized measure of discounted future net cash flows. This calculation procedure does not necessarily result in an estimate of the fair market value or the present value of the Stone & Webster Oil and Gas Operations properties.

                 99 News Release of Southern Mineral Corporation dated December 20, 1995 (incorporated by reference to
                          Exhibit 99 to Form 8-K of Registrant dated December 20, 1996).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 4, 1996                             SOUTHERN MINERAL CORPORATION



                                          By:   /s/ Steven H. Mikel
                                                  ----------------------
                                                Steven H. Mikel, President





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